Summary of Significant Accounting Policies	3 Months Ended
Sep. 27, 2014
Accounting Policies [Abstract]
Summary of Significant Accounting Policies and Change in Accounting Principles [Text Block]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company

Perrigo Company plc (formerly known as Perrigo Company Limited, and prior thereto, Blisfont Limited) ("Perrigo" or "the Company"), was incorporated under the laws of Ireland on June 28, 2013, and became the successor registrant of Perrigo Company on December 18, 2013 in connection with the consummation of the acquisition of Elan Corporation, plc ("Elan"), which is discussed further in Note 2. From its beginnings as a packager of home remedies in 1887, Perrigo has grown to become a leading global healthcare supplier. Perrigo develops, manufactures, and distributes over-the-counter ("OTC") and generic prescription ("Rx") pharmaceuticals, nutritional products, and active pharmaceutical ingredients ("API"), and has a specialty sciences business comprised of assets focused predominantly on the treatment of Multiple Sclerosis (Tysabri®). The Company is the world's largest manufacturer of OTC healthcare products for the store brand market. Perrigo's mission is to offer uncompromised "Quality Affordable Healthcare Products®", and it does so across a wide variety of product categories primarily in the United States, United Kingdom, Mexico, Israel, and Australia, as well as many other key markets worldwide, including Canada, China, and Latin America.

Basis of presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") for interim financial information and with the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. The unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and footnotes included in Perrigo Company plc's Annual Report on Form 10-K for the year ended June 28, 2014. In the opinion of management, all adjustments (consisting of normal recurring accruals and other adjustments) considered necessary for a fair presentation have been included.

The Company’s sales of OTC pharmaceutical products are subject to the seasonal demands for cough/cold/flu and allergy products and consumer dynamics in the retail environments in which our customers operate. In addition, the Company's animal health products are subject to the seasonal demand for flea and tick products, which typically peaks during the warmer weather months. Accordingly, operating results for the three months ended September 27, 2014 are not necessarily indicative of the results that may be expected for a full fiscal year.

Principles of consolidation

The condensed consolidated financial statements include the accounts of the Company, all majority-owned subsidiaries, and for the three months ended September 28, 2013, a variable-interest entity ("VIE"). Activities related to the VIE were immaterial. All intercompany transactions and balances have been eliminated in consolidation.

Recently adopted accounting standards

In July 2013, the Financial Accounting Standards Board issued Accounting Standards Update 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11"). The amendments in ASU 2013-11 provide guidance on the financial statement presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The Company prospectively adopted this guidance in fiscal 2015, and has presented $90.2 million as a reclassification from Non-current deferred income taxes to Other non-current liabilities on the Condensed Consolidated Balance Sheets.